UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 22, 2012

BOISE CASCADE HOLDINGS, L.L.C.

(Exact name of registrant as specified in its charter)

Delaware	333-122770	20-1478587
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 300
Boise, Idaho 83702-5389

(Address of principal executive offices)  (Zip Code)

(208) 384-6161

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On October 22, 2012, Boise Cascade, L.L.C., a Delaware limited liability company (the “Company”), and Boise Cascade Finance Corporation, a Delaware corporation (“Boise Cascade Finance” and together with the Company, the “Issuers”), each a subsidiary of Boise Cascade Holdings, L.L.C. (“BC Holdings”),  completed the previously announced sale of $250 million aggregate principal amount of  6 3/8% senior notes due 2020 (the “Senior Notes”).  The Senior Notes were sold to the initial purchasers thereof for resale to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S of the Securities Act of 1933, as amended (the “Securities Act”).

The Senior Notes were issued pursuant to an Indenture, dated October 22, 2012 (the “Indenture”), among the Issuers, the guarantors named therein (the “Guarantors), and U.S. Bank National Association, as trustee (the “Trustee”).  The Indenture and the forms of Senior Note and guarantee, which are attached as exhibits to the Indenture, provide, among other things, that the Senior Notes are senior unsecured obligations of the Issuers and the Guarantors.  Interest is payable on the Senior Notes on May 1 and November 1 of each year, beginning on May 1, 2013, until their maturity date of November 1, 2020.

The terms of the Indenture, among other things, limit the ability of the Company and certain of its subsidiaries to: incur additional debt; declare or pay dividends; redeem stock or make other distributions to stockholders; make investments; create liens on assets; consolidate, merge or transfer substantially all of its assets; enter into transactions with affiliates and sell or transfer certain assets.

The Indenture provides for customary events of default, subject in certain cases to customary grace and cure periods and notification requirements.  Generally, if an event of default occurs and is not cured within the time periods specified, the Trustee or the holders of at least 25% in principal amount of the then outstanding Senior Notes may declare the principal of and accrued but unpaid interest on all notes to be due and payable.

In connection with the issuance of the Senior Notes, the Issuers, the Guarantors and the initial purchasers of the Senior Notes entered into a registration rights agreement dated October 22, 2012 (the “Registration Rights Agreement”).  Pursuant to the Registration Rights Agreement, the Issuers have agreed to offer to exchange substantially identical senior notes that have been registered under the Securities Act, for the Senior Notes, or, in certain circumstances, to register resales of the Senior Notes.

The Senior Notes were issued in a transaction exempt from registration under the Securities Act or any state securities laws. Therefore, the Senior Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.  This Form 8-K and the exhibits hereto do not constitute an offer to sell any securities or a solicitation of an offer to purchase any securities.

The Indenture, the form of Senior Note, form of guarantee and the Registration Rights Agreement are filed as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The descriptions of the material terms of such agreements and forms are qualified in their entirety by reference to such exhibits.

Item 1.02 Termination of a Material Definitive Agreement.

On October 22, 2012, U.S. Bank National Association, as trustee (the “Senior Subordinated Notes Trustee”), under an indenture, dated as of October 29, 2004 (as supplemented and amended from time to time, the “Senior Subordinated Notes Indenture”), by and among the Issuers, the guarantors party thereto and the Senior Subordinated Notes Trustee, governing the Issuers’ 7 1/8% Senior Subordinated Notes due 2014 (the “Senior Subordinated Notes”), at the request of the Issuers, irrevocably called for redemption on November 21, 2012, all of the Issuers’ outstanding Senior Subordinated Notes.

Simultaneously, the Issuers irrevocably deposited $145,589,990 of the proceeds from the Senior Notes, with the Senior Subordinated Notes Trustee, in an amount sufficient to pay and discharge the entire indebtedness on the Senior Subordinated Notes for principal and accrued and unpaid interest, to November 21, 2012 and all other amounts owed under the Senor Subordinated Notes Indenture, if any. The Senior Subordinated Notes Trustee acknowledged that as of October 22, 2012, the obligations of the Issuers and the guarantors under the Senior Subordinated Notes Indenture were discharged and satisfied, and the Issuers and the guarantors under the Senior Subordinated Notes Indenture generally had no further obligations to the Senior Subordinated Notes Trustee or the holders of the Senior Subordinated Notes. The Senior Subordinated Notes Trustee further acknowledged the automatic release of the guarantees of the guarantors under the Senior Subordinated Notes Indenture. Upon such satisfaction and discharge, the Senior Subordinated Notes Indenture generally ceased to be of further effect.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The disclosures under Item 1.01 of this Current Report on Form 8-K relating to the Indenture and the forms of Senior Note and guarantee are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.

FORWARD-LOOKING STATEMENTS

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to substantial risks, uncertainties and assumptions. You should not place reliance on these statements. Forward-looking statements include information concerning the proposed offering, including the proposed use of proceeds from the offering. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may” or similar expressions. These statements are based on certain assumptions that we have made in light of our experience in the industry as well as our perceptions of expected future developments and other factors we believe are appropriate in these circumstances. As you read and consider this filing, you should understand that these statements are not guarantees of performance or results, including the consummation of the offering. Many factors could affect our actual performance and results and could cause actual results to differ materially from those expressed in the forward-looking statements. Please refer to our filings with the SEC for a discussion of other factors that may affect future performance or results.

In light of these risks, uncertainties and assumptions, the forward-looking statements contained in this document might not prove to be accurate and you should not place undue reliance upon them. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description of Documents

4.1	Indenture, dated October 22, 2012, among the Issuers, the guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Form of 6 3/8% Senior Note due 2020 (incorporated by reference to Exhibit 4.1 filed herewith).

4.3	Form of 6 3/8% Senior Note Guarantee (incorporated by reference to Exhibit 4.1 filed herewith).

4.4	Registration Rights Agreement, dated October 22, 2012, among the Issuers, the guarantors named therein and the initial purchasers named therein.

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 23, 2012	BOISE CASCADE HOLDINGS, L.L.C.

/s/ John T. Sahlberg
John T. Sahlberg
Senior Vice President, Human Resources and General Counsel

Exhibit Index

Exhibit No.	Description of Documents

4.1	Indenture, dated October 22, 2012, among the Issuers, the guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Form of 6 3/8% Senior Note due 2020 (incorporated by reference to Exhibit 4.1 filed herewith).

4.3	Form of 6 3/8% Senior Note Guarantee (incorporated by reference to Exhibit 4.1 filed herewith).

4.4	Registration Rights Agreement, dated October 22, 2012, among the Issuers, the guarantors named therein and the initial purchasers named therein.